UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 30, 2016

TURNING POINT BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37763	20-0709285
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5201 Interchange Way, Louisville, KY 40229
(Address of principal executive offices)
(502) 778-4421
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 2, 2016, Turning Point Brands, Inc. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission announcing the completion of the Company’s acquisition of Smoke Free Technologies, Inc. (“VaporBeast”), as amended by the amendment to Current Report on Form 8-K/A filed on January 20, 2017 (collectively, the “Amended Form 8-K”). This Current Report on Form 8-K/A further amends Item 9.01 of the Amended Form 8-K to present certain audited financial statements of VaporBeast, filed as an exhibit hereto and incorporated herein by reference.

VaporBeast constitutes a “significant subsidiary” of the Company, as defined by Regulation S-X Rule 1-02(w), for which Item 9(a)(1) of Form 8-K requires the Company, as a non-accelerated filer, to file financial statements for the periods specified in Rule 3-05 of Regulation S-X.  Rule 3-05(b)(2)(iv) of Regulation S-X requires that if any of the conditions specified in Rule 1-02(w) of Regulation S-X exceed 50%, three years of the financial statements specified in Rule 3-01 and 3-02 of Regulation S-X must be filed for the acquired significant subsidiary; provided, however, that only two years of audited financial statements may be filed if the acquired significant subsidiary had net revenues in its most recent fiscal year of less than $50 million.  VaporBeast’s net sales for its fiscal year ended December 31, 2015 were less than $50 million.  Therefore, in accordance with Regulation S-X Rule 3-05(b)(2)(iv), the Company may file two years of audited financial statements for VaporBeast in satisfaction of the requirement to file the full financial statements specified in Regulation S-X Rules 3-01 and 3-02.

The Company has previously filed VaporBeast’s audited financial statements for the year ended December 31, 2015 as Exhibit 99.1 to the Amended Form 8-K. In accordance with Regulation S-X Rule 3-06(b), the Company is hereby satisfying the requirement to report a second year of audited financial statements by amending Item 9.01 to the Amended Form 8-K to include VaporBeast’s audited financial statements for the nine months ended September 30, 2016, which are attached hereto as Exhibit 99.4.  The Company determined to file the audited interim financials for VaporBeast because the Company does not believe that the preparation of audited financial statements for the year ended December 31, 2014 would provide meaningful disclosure to the investing public because VaporBeast was a start-up venture in that period.  All of the other items in the Amended Form 8-K remain the same and are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The audited financial statements of VaporBeast for the nine month period ended September 30, 2016 and the notes related thereto are attached hereto as Exhibit 99.4 and are incorporated into this Item 9.01(a) by reference.

(d)	Exhibits

Exhibit	Description

23.1	Consent of Moss Adams dated January 20, 2017*

23.2	Consent of Moss Adams dated March 16, 2017**

99.1	Audited financial statements of Smoke Free Technologies, Inc. dba Vapor Beast for the year ended December 31, 2015*

99.2	Unaudited financial statements of Smoke Free Technologies, Inc. dba Vapor Beast as of and for the nine month periods ended September 30, 2016 and 2015*

99.3	Unaudited pro forma financial information*

99.4	Audited financial statements of Smoke Free Technologies, Inc. dba Vapor Beast as of and for the nine month period ended September 30, 2016**

*Previously filed
**Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURNING POINT BRANDS, INC.

Dated: March 16, 2017	By:	/s/ James Dobbins
James Dobbins
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

23.1	Consent of Moss Adams dated January 20, 2017*

23.2	Consent of Moss Adams dated March 16, 2017**

99.1	Audited financial statements of Smoke Free Technologies, Inc. dba Vapor Beast for the year ended December 31, 2015*

99.2	Unaudited financial statements of Smoke Free Technologies, Inc. dba Vapor Beast as of and for the nine month periods ended September 30, 2016 and 2015*

99.3	Unaudited pro forma financial information*

99.4	Audited financial statements of Smoke Free Technologies, Inc. dba Vapor Beast as of and for the nine month period ended September 30, 2016**

*Previously filed
**Filed herewith